                        TERM SHEET DATED MARCH 24, 1998

                       GREEN TREE FINANCIAL CORPORATION
    CERTIFICATES FOR HOME IMPROVEMENT AND HOME EQUITY LOANS, SERIES 1998-B
                          $550,000,000 (APPROXIMATE)

                              Subject to Revision


SELLER/SERVICER:    Green Tree Financial Corporation ("Green Tree")
TRUSTEE:            First Trust National Association
UNDERWRITERS:       Lehman Brothers (Lead), Credit Suisse First Boston(Co), and
                    Salomon Smith Barney (Co)

                                               Ratings                  WAL at                  Exp Final
                           Amount            (S&P/Fitch)       100% Prepayment Model(1)         Maturity
                     ----------------     ----------------     ------------------------     ----------------
To Call:
  HI:  A-1             $ 41,250,000         AAA / AAA                     0.75                      09/15/99
  HI:  A-2             $ 28,000,000         AAA / AAA                     2.00                      11/15/00
  HI:  A-3             $ 14,850,000         AAA / AAA                     3.00                      09/15/01
  HI:  A-4             $ 35,900,000         AAA / AAA                     5.03                      06/15/05
  HI:  M-1             $ 12,000,000         AA / AA                       7.66                      12/15/05
  HI:  M-2             $  7,500,000         A / A                         7.71                      12/15/05
  HI:  B-1             $  7,125,000         BBB / BBB                     4.71                      05/15/05
  HI:  B-2             $  3,375,000         BBB- / BBB                    7.66                      12/15/05
To Maturity
  HI:  M-1             $ 12,000,000         AA / AA                       8.57                      08/15/08
  HI:  M-2             $  7,500,000         A / A                        13.41                      03/15/23
  HI:  B-1             $  7,125,000         BBB / BBB                     4.71                      05/15/05
  HI:  B-2             $  3,375,000         BBB- / BBB                   10.34                      03/15/23
HI BALANCE             $150,000,000
                       ------------

                                               Ratings                  WAL at                  Exp Final
                           Amount            (S&P/Fitch)       100% Prepayment Model(1)         Maturity
                     ---------------      ---------------      ------------------------     ---------------
To Call:
  HE:  A-1A ARM        $ 15,000,000         AAA / AAA                     2.02                      08/15/00
  HE:  A-1B ARM        $115,000,000         AAA / AAA                     2.56                      02/15/05
  HE:  A-1             $ 95,000,000         AAA / AAA                     1.00                      01/15/00
  HE:  A-2             $ 21,000,000         AAA / AAA                     2.02                      06/15/00
  HE:  A-3             $ 55,000,000         AAA / AAA                     3.00                      04/15/02
  HE:  A-4             $ 18,000,000         AAA / AAA                     4.86                      03/15/04
  HE   A-5             $ 16,000,000         AAA / AAA                     4.57                      03/15/04
  HE   A-6 IO                    (2)        AAA / AAA                     2.96                      03/15/01
  HE:  M-1             $ 24,000,000         AA / AA                       7.50                      12/15/05
  HE:  M-2             $ 14,000,000         A / A+                        7.71                      12/15/05
  HE:  B-1             $ 16,000,000         BBB / BBB                     4.24                      02/15/04
  HE:  B-2             $ 11,000,000         BBB- / BBB                    7.49                      12/15/05
To Maturity
  HE:  M-1             $ 24,000,000         AA / AA                       7.85                      06/15/07
  HE:  M-2             $ 14,000,000         A / A+                       11.42                      08/15/25
  HE:  B-1             $ 16,000,000         BBB / BBB                     4.24                      02/15/04
  HE:  B-2             $ 11,000,000         BBB- / BBB                   11.24                      03/15/28
HE BALANCE             $400,000,000
                       ------------

_______________
(1) The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 0.73% (precisely, 8/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%.

(2) Interest will be based on a notional principal amount which will equal $20,000,000 (or the Class HE: A Principal Balance for such Payment Date, if less) for the first 36 Payment Dates, and will thereafter, equal zero. The Class HE:A-6 IO Certificates are interest-only Certificates and are not entitled to receive distributions of capital.

     Recipients must read the statement printed in the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:            Sub-Pool HI: February 28, 1998 (or the date of
                         origination, if later)
                         Sub-Pool HE: February 28, 1998 (or the date of origination, if later), in each case for contracts other than Subsequent Contracts. For each Subsequent
                         Contract, the date of purchase by the Trust.

EXP. PRICING:            Week of March 23, 1998

EXP. SETTLEMENT:         March 31, 1998

LEGAL FINAL:             Sub-Pool HI: February 2024
                         Sub-Pool HE: November 2029

INTEREST/PRINCIPAL:      The 15th day of each month (or if such 15th day is not
                         a business day, the next succeeding business day) commencing on April 15, 1998.

CROSS
   COLLATERALIZATION:    On each Payment Date the Amount Available for each Sub-
                         Pool remaining after making distributions in respect of the related Certificates will generally be available to make distributions in respect to the Certificates related to the other Sub-Pool.

ERISA:                   Only the Class HI:A and Class HE:A Certificates are
                         ERISA eligible.

TAX STATUS:              The Trust will consist of two segregated asset pools
                         with respect to which elections will be made to treat each as a separate "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

OPTIONAL REDEMPTION:     10% cleanup call.

ADDITIONAL COLLATERAL:   The data set forth below with respect to each Sub-Pool
                         is based solely on the contracts identified for inclusion in each Sub-Pool as of the related Cut-off
                         Date ("Original Home Improvement Contracts" and
                         "Original Home Equity Contracts"). Certain additional contracts will be identified for inclusion in each Sub-
                         Pool prior to the Closing Date ("Additional Home
                         Improvement Contracts" and "Additional Home Equity
                         Contracts"). During a limited period following the Closing Date, the Trust Fund will purchase subsequent contracts ("Subsequent Home Improvement Contracts" and
                         "Subsequent Home Equity Contracts" and, collectively,
                         "Subsequent Contracts"). It is expected that the additional and Subsequent Contracts will have characteristics which are substantially similar to the related group of original contracts.


     Recipients must read the statement printed in the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    HOME IMPROVEMENT CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:      Class HI:A:   20.00% subordination (Class HI:M-1, HI:M-
                                       2, HI:B-1 and HI:B-2) & Residual (Class
                                       C)
                         Class HI:M-1: 12.00% subordination (Class HI:M-2, HI:B-
                                       1, and HI:B-2) & Residual (Class C)
                         Class HI:M-2: 7.00% subordination (Class HI:B-1 and
                                       HI:B-2) & Residual (Class C)
                         Class HI:B-1: 2.25% subordination (Class HI:B-2) &
                                       Residual (Class C)
                         Class HI:B-2: Limited Guaranty & Residual (Class C)


DISTRIBUTIONS:           The Sub-Pool HI Amount Available will generally consist
                         of payments made on or in respect of the Home
                         Improvement Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly
                         Servicing Fee with respect to the Home Improvement
                         Contracts, and to the Class C Certificateholder.

                         The Sub Pool HI Amount Available will generally be applied first to the distributions to the Class HI:A Certificateholders, then to the Class HI:M-1 Certificateholders, then to the Class HI:M-2Certificateholders, then to the Class HI:B-1 Certificateholders, and then to the Class HI:B-2 Certificateholders.

                         Class HI:A Certificates are senior to Class HI:M and Class HI:B Certificates. Class HI:M Certificates are senior to the Class HI:B Certificates.

LOSSES ON LIQUIDATED
  HI CONTRACTS:          If Net Liquidation Proceeds from Liquidated Contracts
                         in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contract plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C
                         Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green
                         Tree is the Servicer), then the Class HI:B-2
                         Certificateholders, then the Class HI:B-1
                         Certificateholders, then the Class HI:M-2
                         Certificateholders and then the Class HI:M-1
                         Certificateholders.

PRE-FUNDING FEATURE:     On the Closing Date, a portion of the proceeds from the
                         sale of the Class HI Certificates (the "Sub-Pool HI
                         Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HI Pre-Funding
                         Account") and used by the Trust to purchase Subsequent
                         Home Improvement Contracts during a period (not longer than 90 days) following the Closing Date (the "Pre-
                         Funding Period"). The Sub-Pool HI Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool HI Pre-Funding
                         Account following the Pre-Funding Period will be distributed to the Class HI:A-1 Certificateholders.

     Recipients must read the statement printed in the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HI:A INTEREST:     Interest will be paid concurrently on each Class of
                         Class HI:A Certificates at the related Pass-Through
                         Rate on the then outstanding related Class Principal
                         Balance. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following
                         Payment Date. Interest will be computed on a 30/360 basis.

                         In the event that, on a particular Payment Date, the Class HI:A Remaining Amount Available, plus other funds in the Certificate Account available therefor, are not sufficient to make a full distribution of interest to the holders of outstanding Class HI:A Certificates, the amount of interest to be distributed in respect of the Class HI:A Certificates will be allocated among the Class HI:A Certificates pro rata in accordance with their respective entitlements to interest, and the amount of the deficiency will be carried forward as an amount that the Class HI:A Certificateholders are entitled to receive on the next Payment Date. Any amounts so carried forward will bear interest at the applicable Class HI:A Pass-Through Rate, to the extent legally permissible.

CLASS HI:A PRINCIPAL:    After payment of all interest distributable to the
                         Class HI:A Certificateholders, the Sub-Pool HI Senior
                         Percentage of the Sub-Pool HI Formula Principal
                         Distribution Amount will be distributed first to the Class HI:A-1 Certificateholders, until the Class HI:A-1
                         Principal Balance has been reduced to zero, then to the Class HI:A-2 Certificateholders until the Class HI:A-2
                         Principal Balance has been reduced to zero, then to the Class HI:A-3 Certificateholders until the Class HI:A-3
                         Principal Balance has been reduced to zero, and then to the Class HI:A-4 Certificateholders until the Class
                         HI:A-4 Principal Balance has been reduced to zero.

                         The "Sub-Pool HI Senior Percentage" will equal 100% if any of the following exist:
                         i)   the Payment Date is prior to April 2001 (month
                              37); or
                         ii) each Class HI:B Principal Distribution Test (see below) is not satisfied.

                         Otherwise, the Sub-Pool HI Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI:A Principal Balance and the Class HI:M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

CLASS HI:M-1 INTEREST:   After payment of Class HI:A Distribution Amount,
                         interest will be paid to the Class HI:M-1
                         Certificateholders in an amount equal to the product of
                         (a) the Class HI:M-1 Pass-Through Rate and (b) the then outstanding Class HI:M-1 Principal Balance (less the
                         Class HI:M-1 Liquidation Loss Principal Amount, if
                         any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following
                         Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HI:M-1 Pass-Through
                         Rate, to the extent legally permissible.

CLASS HI:M-1 PRINCIPAL:  Class HI:M-1 Certificateholders will not receive principal until the Class HI:A Principal Balance has been reduced to zero. At that time the Class HI:M-1 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-1 Principal Balance has been reduced to zero.

     Recipients must read the statement printed in the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HI:M-2 INTEREST:   After payment of Class HI:A and Class HI:M-1
                         Distribution Amount, interest will be paid to the Class
                         HI:M-2 Certificateholders in an amount equal to the product of (a) the Class HI:M-2 Pass-Through Rate and
                         (b) the then outstanding Class HI:M-2 Principal Balance
                         (less the Class HI:M-2 Liquidation Loss Principal
                         Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following
                         Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HI:M-2 Pass-Through
                         Rate, to the extent legally permissible.

CLASS HI:M-2 PRINCIPAL:  Class HI:M-2 Certificateholders will not receive principal until Class HI:A and Class HI:M-1 Principal Balances have been reduced to zero. At that time the Class HI:M-2 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula Principal Distribution Amount, until the Class HI:M-2 Principal Balance has been reduced to zero.

CLASS HI:B-1 INTEREST:   After payment of Class HI:A, Class HI:M-1 and Class
                         HI:M-2 Distribution Amounts, interest will be paid to the Class HI:B-1 Certificateholders in an amount equal to the product of (a) the Class HI:B-1 Pass-Through
                         Rate and (b) the then outstanding Class HI:B-1
                         Principal Balance (less the Class HI:B-1 Liquidation
                         Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HI:B-1
                         Pass-Through Rate, to the extent legally permissible.

CLASS HI:B-1 PRINCIPAL:  The Class HI:B-1 Certificateholders will not receive principal payments until (i) the Class HI:B Cross-over Date and (ii) such time as either (a) each Class HI:B Principal Distribution Test is satisfied or (b) the Class HI:A Principal Balance and the Class HI:M Principal Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of Class HI:A and Class HI:M Distribution Amounts and Class HI:B-1 interest, Class HI:B-1 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until the Class HI:B-1 Principal Balance has been reduced to zero.

                         The Class HI:B Percentage will be equal to 100% minus the Sub-Pool HI Senior Percentage. The Class HI:B Percentage after the Class HI:A and Class HI:M Principal Balances have been reduced to zero will be equal to 100%.


CLASS HI:B PRINCIPAL
   DISTRIBUTION TESTS:   (i)    the average of the Sub-Pool HI Sixty-Day
                                Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed
                                2.5%;
                         (ii)   the average of the Sub-Pool HI Thirty-Day
                                Delinquency Ratio as of the given Payment Date and the prior two Payment Dates must not exceed
                                5%;
                         (iii)  the Sub-Pool HI Cumulative Realized Losses as of
                                the given Payment Date must not exceed 10%;
                         (iv)   the Sub-Pool HI Current Realized Loss Ratio as
                                of the given Payment Date must not exceed 2.5%;
                                and
                         (v)    the Class HI:B Principal Balance divided by the
                                Pool Scheduled Principal Balance of Sub-Pool HI as of the immediately preceding Payment Date must be equal to or greater than 14%.

     Recipients must read the statement printed in the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HI:B-2 INTEREST:   After payment of Class HI:A, Class HI:M-1, Class HI:M-2
                         and Class HI:B-1 Distribution Amounts, interest will be paid to the Class HI:B-2 Certificateholders in an amount equal to the product of (a) the Class HI:B-2
                         Pass-Through Rate and (b) the then outstanding Class
                         HI:B-2 Principal Balance (less the Class HI:B-2
                         Liquidation Loss Principal Amount, if any). The Class
                         HI:B-2 Limited Guaranty will be available to pay interest to the Class HI:B-2 Certificateholders if the Class HI:B-2 Remaining Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following
                         Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HI:B-2 Pass-Through
                         Rate, to the extent legally permissible.

CLASS HI:B-2 PRINCIPAL:  Except as described below, the Class HI:B-2
                         Certificateholders will not receive principal payments until the Class HI:B-1 Principal Balance has been reduced to zero. At that time, if each Class HI:B Principal Distribution Test is satisfied (unless the Class HI:A and Class HI:M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HI:A, the Class HI:M and the Class HI:B-1 Distribution Amounts and any amounts actually paid under the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Certificateholders will receive the Class HI:B Percentage of the Sub-Pool HI Formula Principal Distribution Amount until Class HI:B-2 Principal Balance has been reduced to zero.

                         On each Payment Date, the Class HI:B-2
                         Certificateholders will also be entitled to receive, pursuant to the Class HI:B-2 Limited Guaranty, the Class HI:B-2 Liquidation Loss Principal Amount until the Class HI:B-2 Principal Balance has been reduced to zero.

CLASS HI:B-2 LIMITED
  GUARANTY:              The Class HI:B-2 Limited Guaranty will be available to
                         pay the Class HI: B-2 Liquidation Loss Principal Amount and the Class HI:B-2 Distribution Amount. The Class
                         HI:B-2 Limited Guaranty will be an unsecured general obligation of the Company.

     Recipients must read the statement printed in the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       HOME EQUITY CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:         Class HE:A:    16.25% subordination (Class HE:M-1,
                                           HE:M-2, HE:B-1 and HE:B-2) & Residual
                                           (Class C)
                            Class HE:M-1:  10.25% subordination (Class HE:M-2,
                                           HE:B-1, and HE:B-2) & Residual (Class
                                           C)
                            Class HE:M-2:  6.75% subordination (Class HE:B-1 and
                                           HE:B-2) & Residual (Class C)
                            Class HE:B-1:  2.75% subordination (Class HE:B-2) &
                                           Residual (Class C)
                            Class HE:B-2:  Limited Guaranty & Residual (Class C)

DISTRIBUTIONS:              Sub-Pool HE includes adjustable-rate closed-end home
                            equity loans subject to interest rate adjustments after an initial period of up to 36 months (the
                            "Adjustable Rate Home Equity Contracts"; all Home
                            Equity Contracts other than the Adjustable Rate Home
                            Equity Contracts are referred to herein as the "Fixed Rate Home Equity Contracts").

                             The Sub-Pool HE Amount Available will generally
                            consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Equity Contracts, and to the Class C Certificateholder.

                            The Sub Pool HE Amount Available will generally be applied first to the distributions to the Class HE:A Certificateholders, then to the Class HE:M-1 Certificateholders, then to the Class HE:M-2Certificateholders, then to the Class HE:B-1 Certificateholders, and then to the Class HE:B-2 Certificateholders.

                            Class HE:A Certificates are senior to Class HE:M and Class HE:B Certificates. Class HE:M Certificates are senior to the Class HE:B Certificates.

PRE-FUNDING FEATURE:        On the Closing Date, a portion of the proceeds from
                            the sale of the Class HE:Certificates (the "Sub-Pool
                            HE Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HE
                            Pre-Funding Account") and used by the Trust to purchase Subsequent Home Equity Contracts during the
                            Pre-Funding Period. The Sub-Pool HE Pre-Funded
                            Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases.
                            Any amounts remaining in the Sub-Pool HE Pre-Funding
                            Account following the Pre-Funding Period will be (i) paid in respect of each class of Class HE:
                            Certificates (other than the Class: HE: A-1 ARM
                            Certificates) on a pro-rata basis in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Contracts which are Fixed Rate Home Equity Contracts, and (ii) paid in respect of the Class HE: A-1 ARM Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Contracts which are Adjustable Rate Home Equity Contracts.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

LOSSES ON LIQUIDATED
HE CONTRACTS:               If Net Liquidation Proceeds from Liquidated
                            Contracts in the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class C Certificateholder, then the Guaranty Fee otherwise payable to the Company, then the Monthly
                            Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class
                            HE:B-2 Certificateholders, then the Class HE:B-1
                            Certificateholders, then the Class HE:M-2
                            Certificateholders and then the Class HE:M-1
                            Certificateholders.


CLASS HE:A INTEREST:        Interest will be paid concurrently on each Class of
                            Class HE:A Certificates at the related Pass-Through
                            Rate on the then outstanding related Class Principal
                            Balance (in the case of Class HE:A Certificates other than the Class HE:A-6 IO Certificates) or based on the "Notional Principal Amount" (in the case of the Class HE:A-6 IO Certificates). Interest will be calculated on the Class HE:A-6 IO
                            Certificates on the basis of a "Notional Principal
                            Amount" equal to the lesser of (a) the principal balance of the Class HE:A Certificates and (b)
                            $20,000,000 (reference to the Notional Principal
                            Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal).
                            The Class HE:A-6 IO Certificates are entitled to receive interest payments only through the Payment
                            Date in March 2001. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                            The Class HE:A-1B ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass Through Rate for the Class HE:A-1B ARM Certificates will be floating and will equal the lesser of:

                              i.   one-month LIBOR plus the Pass-Through Margin;
                              ii.  the Available Funds Pass-Through Rate; or
                              iii. 14.00%.

                            The Pass-Through Margin will equal [___%] per annum through the Payment Date on which the principal balance of the Home Equity and Home Improvement Contracts is 10% or more of the Principal Balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date, and [2 x initial pricing margin] per annum on each Payment Date on which the principal balance of the Home Equity Contracts and Home Improvement Contracts is less than 10% of the Principal Balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Contracts. The Expense Adjusted Mortgage Rate on any Adjustable Rate Contract is equal to the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is 0.75% per annum and equal to the sum of the servicing fee and the trustee fee.

                            Each other Class of Class HE:A Certificates and the Class HE:A-1A ARM Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Class A Pass-Through Rate, to the extent legally permissible.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HE:A PRINCIPAL:       After payment of all interest distributable to the
                            Class HE:A Certificateholders, the Class A-1 ARM
                            Formula Principal Distribution Amount less the Class
                            HE: A-1A ARM Distribution Amount as defined below will be distributed to the Class HE:A-1B ARM
                            Certificateholders and the Sub-Pool HE Senior
                            Percentage of the Sub-Pool HE Formula Principal
                            Distribution Amount less the HE:A-5 Lockout
                            Distribution Amount as defined below will be distributed first to the Class HE:A-1
                            Certificateholders, until the Class HE:A-1 Principal
                            Balance has been reduced to zero, then to the Class
                            HE:A-2 Certificateholders until the Class HE:A-2
                            Principal Balance has been reduced to zero, and then to the Class HE:A-3 Certificateholders until the Class HE:A-3 Principal Balance has been reduced to zero, and then to the Class HE:A-4
                            Certificateholders until the Class HE:A-4 Principal
                            Balance has been reduced to zero, and then to the Class HE:A-5 Certificateholders until the Class HE:
                            A-5 Principal Balance has been reduced to zero.

                            The "Sub-Pool HE Formula Principal Distribution Amount" will generally be equal to (A) the sum of
                            (i) scheduled payments of principal due on each outstanding Home Equity Contract during the related Due Period, (ii) the Scheduled Balance of each Home Equity Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Equity Contracts, (iv) the scheduled principal balance of each Home Equity Contract that became a liquidated contract during such related Due Period and (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class HE: B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class
                            HE: B-2 Guaranty Payment and corresponding reduction in the Class HE: B-2 Principal Balance, minus (B) the Class HE: A-1 ARM Formula Principal Distribution Amount.

                            The "Class A-1 ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class HE: A-1A ARM and Class HE: A-1B ARM Certificates have been paid in full will generally be equal to the lesser of (A) the sum of (i) the Class HE: A-1A ARM Principal Balance and (ii) the Class HE: A-1B ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Adjustable Rate Contract during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Contract during the related Due Period; (iii) the scheduled principal balance of each Adjustable Rate Contract that became a liquidated contract during the related Due Period; (iv) the scheduled principal balance of each Adjustable Rate Contract repurchased by the Company during the related Due Period; and
                            (v) on any Payment Date which is on or after the Payment Date on which the Class HE: A-1, A-2, A-3, A-4, and A-5 Certificates have been paid in full,
                            (a) the Sub-Pool HE Senior Percentage times (x) the sum of the amounts described in clauses (i) through
                            (v) of the definition of the Sub-Pool HE Formula Principal Distribution Amount less (y) the sum of the amounts described in clauses (i) through (iv) of the definition of the Class ARM Formula Principal Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class HE:
                            A-1, A-2, A-3, A-4, and A-5 Certificates on such Payment Date.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HE:A PRINCIPAL        The Class HE:A-1A ARM Certificateholders are
  (continued):              entitled to receive payments of the Class HE:A-1A
                            ARM Distribution Amount specified below. The "Class
                            HE:A-1A ARM Principal Distribution Amount" for any
                            Payment Date will be the lesser of (A) the product of (i) the applicable Class HE:A-1A ARM Percentage for such Payment Date and (ii) the Class ARM Formula
                            Principal Distribution Amount or (B) the Class HE:A-
                            1A ARM Principal Balance. The "Class HE:A-1B ARM
                            Principal Distribution Amount" for any Payment Date will be the lesser of (A) the Class ARM Formula
                            Principal Distribution Amount less the Class HE:A-1A
                            ARM Principal Distribution Amount and (B) the Class
                            HE:A-1B ARM Principal Balance.

                            The "Class HE:A-1A ARM Percentage" for each Payment Date shall be as follows:

                            Payment Dates                      Percentage

                            April 1998 - November 1999             0%
                            December 1999 and thereafter          90%

                            The Class HE:A-5 Certificateholders are entitled to receive payments of the Class HE:A-5 Lockout Distribution Amount specified below, provided, that if on any Payment Date the Class HE:A-4 Certificate Principal Balance is zero, the Certificateholders of the Class HE:A-5 Certificates will be entitled to receive the entire Sub-Pool HE Formula Principal Distribution Amount (less the amount, if any, distributed in respect of the Class HE:A-4 Certificates on such Payment Date). The "Class HE:A-5 Lockout Distribution Amount" for any Payment Date will be the product of (i) the applicable Class HE:
                            A-5 Lockout Percentage for such Payment Date and
                            (ii) the Class HE:A-5 Lockout Pro Rata Distribution Amount for such Payment Date.

                            The "Class HE:A-5 Lockout Percentage" for each Payment Date shall be as follows:

                            Payment Dates                    Lockout Percentage

                            April 1998 - March 2000                  0%
                            April 2000 - March 2002                  20%
                            April 2002 - March 2003                  80%
                            April 2003 - March 2004                  100%
                            April 2004 and thereafter                300%

                            The "Class HE:A-5 Lockout Pro Rata Distribution Amount" for any Payment Date will be an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class HE:A-5 Certificates immediately prior to such Payment Date and the denominator of which is the aggregate Certificate Balance of the Class HE:A-1, Class HE:A-2, Class HE:A-3, Class HE:A-4, and Class HE:A-5 Principal Balances and (y) the Sub-Pool HE Senior Percentage of the Sub-Pool HE Formula Principal Distribution Amount.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HE:A PRINCIPAL        The Sub-Pool HE Senior Percentage will equal 100% if
  (continued):              any of the following exist:
                            i)   it is prior to April 2001 (month 37); or
                            ii)  each Class HE:B Principal Distribution Test
                                 (see below) is not satisfied.

                            Otherwise, the Sub-Pool HE Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HE:A Principal Balance (excluding the Class HE:A-1A ARM Principal Balance and the Class HE:A-1B ARM Principal Balance) and the Class HE:M Principal Balance for a given Payment Date, and the denominator of which is the Pool Scheduled Principal Balance of the Home Equity Contracts other than the Adjustable Rate Contracts for the immediately preceding Payment Date. The Class HE:A-6 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

CLASS HE:M-1 INTEREST:      After payment of the Class HE:A Distribution Amount,
                            interest will be paid to the Class HE:M-1
                            Certificateholders in an amount equal to the product of (a) the Class HE:M-1 Pass-Through Rate and (b) the then outstanding Class HE:M-1 Principal Balance
                            (less the Class HE:M-1 Liquidation Loss Principal
                            Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HE:M-1
                            Pass-Through Rate, to the extent legally permissible.

CLASS HE:M-1 PRINCIPAL:     Class HE:M-1 Certificateholders will not receive
                            principal until the Class HE:A Principal Balance has been reduced to zero. At that time the Class HE:M-1
                            Certificateholders will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE
                            Formula Principal Distribution Amount, until the
                            Class HE:M-1 Principal Balance has been reduced to zero.

CLASS HE:M-2 INTEREST:      After payment of the Class HE:A and Class HE:M-1
                            Distribution Amount, interest will be paid to the Class HE:M-2 Certificateholders in an amount equal to the product of (a) the Class HE:M-2 Pass-Through
                            Rate and (b) the then outstanding Class HE:M-2
                            Principal Balance (less the Class HE:M-2 Liquidation
                            Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment
                            Date on which interest has been paid to, in each case, but excluding the following Payment Date.
                            Interest will be computed on a 30/360 basis.
                            Interest shortfalls will be carried forward, and will bear interest at the Class HE:M-2 Pass-Through
                            Rate, to the extent legally permissible.

CLASS HE:M-2 PRINCIPAL:     Class HE:M-2 Certificateholders will not receive
                            principal until the Class HE:A and Class HE:M-1
                            Principal Balances have been reduced to zero. At that time Class HE:M-2 will be entitled to receive the Sub-Pool HE Senior Percentage of the Sub-Pool HE
                            Formula Principal Distribution Amount, until the
                            Class HE:M-2 Principal Balance has been reduced to zero.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HE:B-1 INTEREST:      After payment of the Class HE:A, Class HE:M-1 and
                            Class HE:M-2 Distribution Amounts, interest will be paid to the Class HE:B-1 Certificateholders in an amount equal to the product of (a) the Class HE:B-1
                            Pass-Through Rate and (b) the then outstanding Class
                            HE:B-1 Principal Balance (less the Class HE:B-1
                            Liquidation Loss Principal Amount, if any). Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment
                            Date on which interest has been paid to, in each case, but excluding the following Payment Date.
                            Interest will be computed on a 30/360 basis.
                            Interest shortfalls will be carried forward, and will bear interest at the Class HE:B-1 Pass-Through
                            Rate, to the extent legally permissible.

CLASS HE:B-1 PRINCIPAL:     The Class HE:B-1 Certificateholders will not receive
                            principal payments until (i) the Class HE:B Cross-over Date and (ii) such time as either (a) each Class HE:B Principal Distribution Test is satisfied or (b) the Class HE:A Principal Balance and the
                            Class HE:M Principal Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of Class HE:A, Class HE:M
                            Distribution Amounts and Class HE:B-1 interest,
                            Class HE:B-1 Certificateholders will receive the Class HE:B Percentage of the Sub-Pool HE Formula
                            Principal Distribution Amount until the Class HE:B-1
                            Principal Balance has been reduced to zero. The
                            Class HE:B Percentage will be equal to 100% minus the Sub-Pool HE Senior Percentage. The Class HE:B
                            Percentage after the Class HE:A and Class HE:M
                            Principal Balances have been reduced to zero will be equal to 100%.

CLASS HE:B PRINCIPAL        (i)   the Sub-Pool HE Average Sixty-Day Delinquency
  DISTRIBUTION TESTS:             Ratio with respect to Sub-Pool HE as of the
                                  given Payment Date and the prior two Payment
                                  Dates must not exceed 6%;

                            (ii) the Sub-Pool HE Average Thirty-Day Delinquency Ratio with respect to Sub-Pool HE as of the given Payment Date and the prior two Payment Dates must not exceed 12%;

                            (iii) the Sub-Pool HE Cumulative Realized Losses
                                  with respect to Sub-Pool HE as of the given
                                  Payment Date must not exceed 7.5%;

                            (iv) the Sub-Pool HE Current Realized Loss Ratio with respect to Sub-Pool HE as of the given Payment Date must not exceed 2.0%; and

                            (v) the Class HE:B Principal Balance divided by the Pool Scheduled Principal Balance of Sub-Pool HE as of the immediately preceding Payment Date must be equal to or greater than 13.5%.

CLASS HE:B-2 INTEREST:      After payment of Class HE:A, Class HE:M-1, Class
                            HE:M-2 and Class HE:B-1 Distribution Amounts, interest will be paid to the Class HE:B-2
                            Certificateholders in an amount equal to the product of (a) the Class HE:B-2 Pass-Through Rate and (b) the then outstanding Class HE:B-2 Principal Balance
                            (less the Class HE:B-2 Liquidation Loss Principal
                            Amount, if any). The Class HE:B-2 Limited Guaranty will be available to pay interest to the Class HE:B-
                            2 Certificateholders if the Class HE:B-2 Remaining
                            Amount Available is not sufficient. Interest will initially accrue from the Settlement Date and thereafter will accrue from the most recent Payment
                            Date on which interest has been paid to, in each case, but excluding the following Payment Date.
                            Interest will be computed on a 30/360 basis.
                            Interest shortfalls will be carried forward, and will bear interest at the Class HE:B-2 Pass-Through
                            Rate, to the extent legally permissible.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

CLASS HE:B-2 PRINCIPAL:     Except as described below, the Class HE:B-2
                            Certificateholders will not receive principal payments until the Class HE:B-1 Principal Balance has been reduced to zero. At that time, if each Class HE:B Principal Distribution Test is satisfied
                            (unless the Class HE:A and Class HE:M Principal
                            Balances have been reduced to zero), to the extent of the amount available after payment of the Class
                            HE:A, the Class HE:M and the Class HE:B-1
                            Distribution Amounts and any amounts actually paid under the Class HE:B-2 Limited Guaranty, the Class
                            HE:B-2 Certificateholders will receive the Class
                            HE:B Percentage of the Sub-Pool HE Formula Principal
                            Distribution Amount until Class HE:B-2 Principal
                            Balance has been reduced to zero.

                            On each Payment Date, the Class HE:B-2
                            Certificateholders will also be entitled to receive, pursuant to the Class HE:B-2 Limited Guaranty, the Class HE:B-2 Liquidation Loss Principal Amount until the Class HE:B-2 Principal Balance has been reduced to zero.

CLASS HE:B-2 LIMITED        The Class HE:B-2 Limited Guaranty will be available
  GUARANTY:                 to pay the Class HE: B-2 Liquidation Loss principal
                            Amount and the Class HE:B-2 Distribution Amount. The
                            Class HE:B-2 Limited Guaranty will be an unsecured general obligation of the Company.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

                          HOME IMPROVEMENT CONTRACTS

     The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

     The information concerning the Initial Home Improvement Contracts presented below is based on a pool originated through February 28, 1998. Green Tree intends to acquire and sell Additional Home Improvement Contracts to the Trust by the Closing Date and Subsequent Home Improvement Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Improvement Contracts will differ from the characteristics of the Initial Home Improvement Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Improvement Contracts sold to the Trust will vary materially from those of the Initial Home Improvement Contracts herein.

                THE INITIAL HOME IMPROVEMENT CONTRACT SUB-POOL

          Number of Contracts in Sub-pool:                      6,659
          Wgt. Avg. Contract Rate:                             12.172%
          Range of Rates:                               7.75% - 17.99%
          Wgt. Avg. Orig. Maturity:                               217
          Wgt. Avg. Rem. Maturity:                                216
          Avg. Rem. Princ. Balance:                        $20,616.49

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                      INITIAL HOME IMPROVEMENT CONTRACTS

                                                                                                   % of HI Contract
                                                  % of HI Contract       Aggregate Principal          Sub-Pool by
                             Number of          Sub-Pool by Number of          Balance           Outstanding Principal
State                        Contracts                Contracts              Outstanding                Balance
---------------------- --------------------  ------------------------- --------------------- ---------------------------
  CA                            629                         9.45%          $ 20,377,610.68                14.84%
  NY                            521                         7.82%            12,422,060.83                 9.05%
  PA                            419                         6.29%             8,902,249.92                 6.48%
  NJ                            359                         5.39%             8,052,851.47                 5.87%
  FL                            334                         5.02%             7,273,477.61                 5.30%
  Other States*               4,397                        66.03%            80,256,957.39                58.46%
                              -----                       ------           ---------------               ------
    Total/(1)/                6,659                       100.00%          $137,285,207.90               100.00%
                              =====                       ======           ===============               ======

_______________
* No one State in this category constitutes more than 5% of the Sub-Pool HI Outstanding Principal Balance.

          YEARS OF ORIGINATION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                                                           % of HI Contract Sub-Pool
                                      Number of               Aggregate Principal           by Outstanding Principal
Year of Origination                   Contracts               Balance Outstanding                   Balance
----------------------------   ----------------------  ------------------------------ ---------------------------------
      1987                                1                    $     38,136.00                       0.03%
      1990                                2                          28,318.15                       0.02%
      1996                               12                         318,428.00                       0.23%
      1997                            4,171                      89,677,839.31                      65.32%
      1998                            2,473                      47,222,486.44                      34.40%
                                      -----                    ---------------
        Total/(1)/                    6,659                    $137,285,207.90                     100.00%
                                      =====                    ===============                     ======

(1) Percentages do not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not receive and reviewed this statement. If you have not received this statement call your Lehman Brothers account executive for another copy.

      DISTRIBUTION OF ORIGINAL INITIAL HOME IMPROVEMENT CONTRACT AMOUNTS

                                                                                               % of HI Contract Sub-Pool
Original HI Contract                        Number of            Aggregate Principal            by Outstanding Principal
Amount (in Dollars)                         Contracts            Balance Outstanding                    Balance
-------------------------------------- ------------------ -------------------------------- --------------------------------
            0  -        9,999.99              1,373                $  9,473,905.14                        6.90%
    10,000.00  -       19,999.99              2,300                  33,701,405.01                       24.55%
    20,000.00  -       29,999.99              1,611                  39,190,553.05                       28.55%
    30,000.00  -       39,999.99                793                  27,108,436.73                       19.75%
    40,000.00  -       49,999.99                392                  16,955,672.81                       12.35%
    50,000.00  -       59,999.99                141                   7,321,854.45                        5.33%
    60,000.00  -       69,999.99                 26                   1,641,883.29                        1.20%
    70,000.00  -       79,999.99                 14                   1,058,473.30                        0.77%
    80,000.00  -       89,999.99                  5                     423,605.52                        0.31%
    90,000.00  -       99,999.99                  1                      91,890.83                        0.07%
   100,000.00  -      109,999.99                  2                     205,302.74                        0.15%
   110,000.00  -      119,999.99                  1                     112,225.03                        0.08%
                                              -----                ---------------                      ------
Total/(1)/                                    6,659                $137,285,207.90                      100.00%
                                              =====                ===============                      ======

                    INITIAL HOME IMPROVEMENT CONTRACT RATES

                                                                                          % of HI Contract Sub-Pool
Range of HI Contracts by                Number of           Aggregate Principal           by Outstanding Principal
Contract Rates                          Contracts           Balance Outstanding                    Balance
---------------------------------- ------------------- ------------------------------ --------------------------------
      7.001%  -      8.000%                 3                 $    107,533.69                        0.08%
      8.001%  -      9.000%               215                    3,748,716.24                        2.73%
      9.001%  -     10.000%               614                   17,885,644.70                       13.03%
     10.001%  -     11.000%             1,154                   27,689,424.58                       20.17%
     11.001%  -     12.000%               774                   17,756,626.35                       12.93%
     12.001%  -     13.000%             1,174                   22,593,662.30                       16.46%
     13.001%  -     14.000%             1,338                   21,943,055.38                       15.98%
     14.001%  -     15.000%             1,087                   20,258,459.56                       14.76%
     15.001%  -     16.000%               253                    4,432,775.18                        3.23%
     16.001%  -     17.000%                43                      798,474.79                        0.58%
Greater than        17.000%                 4                       70,835.13                        0.05%
                                        -----                 ---------------                      ------
Total/(1)/                              6,659                 $137,285,207.90                      100.00%
                                        =====                 ===============                      ======

(1) Percentages do not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not receive and reviewed this statement. If you have not received this statement call your Lehman Brothers account executive for another copy.

      REMAINING MONTHS TO MATURITY OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                                                     % of HI Contract Sub-Pool
                                   Number of           Aggregate Principal            by Outstanding Principal
Months Remaining                   Contracts           Balance Outstanding                    Balance
------------------------------ ----------------- ------------------------------ ---------------------------------
    Less than       30                 14               $     70,761.42                         0.05%
           31 -     60                462                  3,670,789.31                         2.67%
           61 -     90                246                  2,463,208.77                         1.79%
           91 -    120              1,608                 22,679,115.05                        16.52%
          121 -    150                 67                  1,054,427.17                         0.77%
          151 -    180              1,688                 34,834,427.67                        25.37%
          181 -    210                 12                    202,603.28                         0.15%
          211 -    240                987                 24,572,354.73                        17.90%
          241 -    270                  1                     16,016.49                         0.01%
          271 -    300              1,574                 47,721,504.01                        34.76%
                                    -----               ---------------                       ------
    Total/(1)/                      6,659               $137,285,207.90                       100.00%
                                    =====               ===============                       ======

              LIEN POSITION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                                                             % of HI Contract Sub-Pool
                                               Number of             Aggregate Principal      by Outstanding Principal
Lien Position                                  Contracts             Balance Outstanding              Balance
--------------------------------------- ----------------------- ---------------------------- ----------------------------
First                                               284                   4,499,877.71                  3.28%
Second                                            5,354                 114,303,588.20                 83.26%
Third                                             1,006                  18,297,604.07                 13.33%
Fourth                                               15                     184,137.92                  0.13%
                                                  -----                ---------------                ------
    Total/(1)/                                    6,659                $137,285,207.90                100.00%
                                                  =====                ===============                ======

(1) Percentages do not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not receive and reviewed this statement. If you have not received this statement call your Lehman Brothers account executive for another copy.

                             HOME EQUITY CONTRACTS

     The Home Equity Contracts comprising Sub-Pool HE consist of both fixed rate and adjustable rate closed-end home equity contracts. The adjustable rate closed-end home equity contracts are subject to interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Contracts"). All Home Equity Contracts which are not Adjustable Rate Contracts are referred herein as "Fixed Rate Home Equity Contracts." The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

     The information concerning the Initial Home Equity Contracts presented below is based on a pool originated through February 28, 1998. Green Tree intends to acquire and sell Additional Home Equity Contracts to the Trust by the Closing Date and Subsequent Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Equity Contracts will differ from the characteristics of the Initial Home Equity Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Equity Contracts sold to the Trust will vary materially from those of the Initial Home Equity Contracts herein.

                   THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                   INITIAL FIXED RATE HOME EQUITY CONTRACTS

                Number of Contracts in Sub-pool:                4,061
                Wgt. Avg. Contract Rate:                       11.667%
                Range of Rates:                         6.00% - 19.29%
                Wgt. Avg. Orig. Maturity:                         236
                Wgt. Avg. Rem. Maturity:                          235
                Avg. Rem. Princ. Balance:              $    56,652.03
                Wgt. Avg. CLTV:                                 87.81%

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                   INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                     % of HE Contract
                                      % of HE Contract                                  Sub-Pool by
                   Number of              Sub-Pool by        Aggregate Principal        Outstanding
State              Contracts        Number of Contracts      Balance Outstanding      Principal Balance
-----------     --------------    ----------------------   -----------------------   --------------------
OH                    315                  7.76%                $ 15,513,693.68               6.74%
MI                    250                  6.16%                  14,970,190.13               6.51%
CA                    196                  4.83%                  14,792,075.07               6.43%
PA                    217                  5.34%                  12,575,316.67               5.47%
FL                    237                  5.84%                  12,437,550.86               5.41%
IL                    220                  5.42%                  12,217,911.12               5.31%
Other*              2,626                 64.66%                 147,557,159.28              64.14%
                    -----                ------                 ---------------             ------

    Total/(1)/      4,061                100.00%                $230,063,896.81             100.00%
                    =====                ======                 ===============             ======

_______________
* No one State in this category constitutes more than 5% of the Initial Fixed Rate Home Equity Contracts Outstanding Principal Balance.
(1) Percentages do not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lebman Brothers account executive for another copy.

       YEARS OF ORIGINATION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                              % of HE Contract Sub-
                               Number of            Aggregate Principal         Pool by Outstanding
Year of Origination            Contracts            Balance Outstanding          Principal Balance
-------------------------  -----------------    ---------------------------  ------------------------
     1990                              1              $     98,621.98                       0.04%
     1991                              1                    36,057.75                       0.02%
     1994                              1                    71,541.58                       0.03%
     1995                              7                   373,102.24                       0.16%
     1996                             11                   711,564.68                       0.31%
     1997                            611                29,650,625.95                      12.89%
     1998                          3,429               199,122,382.63                      86.55%
                                   -----              ---------------                     ------

    Total/(1)/                     4,061              $230,063,896.81                     100.00%
                                   =====              ===============                     ======

                 INITIAL FIXED RATE HOME EQUITY CONTRACT RATES

                                                                              % of HE Contract Sub-
Range of HE Contracts by       Number of            Aggregate Principal        Pool by Outstanding
Contract Rates                 Contracts            Balance Outstanding         Principal Balance
--------------------------  ----------------    --------------------------   -----------------------
      5.001% - 6.000%                  1              $   95,000.00                      0.04%
      6.001% - 7.000%                  1                  78,400.00                      0.03%
      7.001% - 8.000%                  4                 491,692.09                      0.21%
      8.001% - 9.000%                 48               6,274,759.62                      2.73%
      9.001% - 10.000%               255              25,513,528.31                     11.09%
     10.001% - 11.000%               782              67,247,594.72                     29.23%
     11.001% - 12.000%               715              43,484,908.19                     18.90%
     12.001% - 13.000%               929              40,139,736.86                     17.45%
     13.001% - 14.000%               813              30,121,910.97                     13.09%
     14.001% - 15.000%               289              10,538,776.42                      4.58%
     15.001% - 16.000%               131               4,013,666.49                      1.74%
     16.001% - 17.000%                54               1,295,599.68                      0.56%
Greater than   17.000%                39                 768,323.46                      0.33%
                                   -----            ---------------                    ------

Total                              4,061            $230,063,896.81                    100.00%
                                   =====            ===============                    ======

(1) Percentages do not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lebman Brothers account executive for another copy.

    DISTRIBUTION OF ORIGINAL INITIAL FIXED RATE HOME EQUITY CONTRACT AMOUNTS

                                                                                     % of HE Contract Sub-
Original HE Contract                 Number of            Aggregate Principal         Pool by Outstanding
Amount (in Dollars)                  Contracts            Balance Outstanding          Principal Balance
-----------------------------    ------------------   ---------------------------  ------------------------
            0 -   9,999.99                  11               $     91,451.05                     0.04%
    10,000.00 -   19,999.99                653                  9,776,545.68                     4.25%
    20,000.00 -   29,999.99                636                 15,584,502.84                     6.77%
    30,000.00 -   39,999.99                476                 16,340,492.74                     7.10%
    40,000.00 -   49,999.99                461                 20,510,211.14                     8.92%
    50,000.00 -   59,999.99                392                 21,281,417.20                     9.25%
    60,000.00 -   69,999.99                306                 19,692,728.44                     8.56%
    70,000.00 -   79,999.99                234                 17,353,638.31                     7.54%
    80,000.00 -   89,999.99                168                 14,179,153.93                     6.16%
    90,000.00 -   99,999.99                159                 15,074,826.60                     6.55%
   100,000.00 -   109,999.99               122                 12,747,115.88                     5.54%
   110,000.00 -   119,999.99                94                 10,818,008.91                     4.70%
   120,000.00 -   129,999.99                71                  8,809,417.82                     3.83%
   130,000.00 -   139,999.99                63                  8,505,709.71                     3.70%
   140,000.00 -   149,999.99                56                  8,113,911.46                     3.53%
   150,000.00 -   159,999.99                35                  5,382,859.08                     2.34%
   160,000.00 -   169,999.99                24                  3,937,195.08                     1.71%
   170,000.00 -   179,999.99                18                  3,146,342.12                     1.37%
   180,000.00 -   189,999.99                22                  4,065,508.10                     1.77%
   190,000.00 -   199,999.99                10                  1,920,856.50                     0.83%
   200,000.00 -   249,999.99                29                  6,233,313.13                     2.71%
   250,000.00 -   299,999.99                10                  2,731,588.00                     1.19%
   300,000.00 -   349,999.99                 7                  2,285,803.09                     0.99%
   350,000.00 -   399,999.99                 4                  1,481,300.00                     0.64%

     Total/(1)/                          4,061               $230,063,896.81                   100.00%
                                         =====               ===============                   ======

(1) Percentages do not add to 100% due to rounding.

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lebman Brothers account executive for another copy.

    REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                           % of HE Contract
                            Number of        Aggregate Principal        Sub-Pool by Outstanding
Months Remaining            Contracts        Balance Outstanding           Principal Balance
-------------------      ---------------   -----------------------    --------------------------
  Less than     31               1            $     27,022.20                      0.01%
         31 -   60              26                 611,696.61                      0.27%
         61 -   90              48               1,562,549.68                      0.68%
         91 -  120             261               7,247,423.07                      3.15%
        121 -  150              21               1,060,672.85                      0.46%
        151 -  180           1,615              84,565,386.52                     36.76%
        181 -  210              15                 481,217.51                      0.21%
        211 -  240           1,323              74,391,471.35                     32.34%
        241 -  270               2                 156,421.98                      0.07%
        271 -  300             435              29,760,593.01                     12.94%
        331 -  360             314              30,199,442.03                     13.13%
                             -----            ---------------                    ------

Total/(1)/                   4,061            $230,063,896.81                    100.00%
                             =====            ===============                    ======

           LIEN POSITION OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                                 % of HE Contract Sub-Pool
                                           Number of                 Aggregate Principal         by Outstanding Principal
              Lien                         Contracts                 Balance Outstanding                  Balance
----------------------------       ------------------------    ----------------------------     -----------------------------
  First                                   2,354                      $181,575,987.02                       78.92%
  Second                                  1,677                        47,833,198.25                       20.79%
  Third                                      30                           654,711.54                        0.28%

    Total/(1)/                            4,061                      $230,063,896.81                      100.00%
                                          =====                      ===============                      ======

    COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE HOME EQUITY CONTRACTS

                                                                                              % of HE Contract
                                        Number of           Aggregate Principal           Sub-Pool by Outstanding
Combined Loan-to-Value Ratio            Contracts           Balance Outstanding              Principal Balance
---------------------------------     --------------     ------------------------      ------------------------------
      10.01%  -  20.00%                       10               $    203,707.86                      0.09%
      20.01%  -  30.00%                       23                  1,037,733.91                      0.45%
      30.01%  -  40.00%                       32                  1,004,907.63                      0.44%
      40.01%  -  50.00%                       53                  2,089,809.18                      0.91%
      50.01%  -  60.00%                       72                  3,268,387.04                      1.42%
      60.01%  -  70.00%                      165                  7,739,659.86                      3.36%
      70.01%  -  80.00%                      477                 26,490,242.69                     11.51%
      80.01%  -  90.00%                    1,406                833,803,245.85                     36.21%
   More than     90.00%                    1,823                104,926,202.79                     45.61%
                                           -----               ---------------                    ------

Total/(1)/                                 4,061               $230,063,896.81                    100.00%
                                           =====               ===============                    ======

(1) Percentages do not add to 100% due to rounding.


Recipients must read the statements printed on the attached cover. Don not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call you
            Lehman Brothers account executive for another copy.

                   THE INITIAL HOME EQUITY CONTRACT SUB-POOL
                 INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

          Number of Contracts in Sub-pool:                     861
          Wgt. Avg. Contract Rate:                           9.259%
          Range of Rates:                            6.99% - 13.99%
          Wgt. Avg. Orig. Maturity:                            360
          Wgt. Avg. Rem. Maturity:                             356
          Avg. Rem. Princ. Balance:                      $ 129,881
          Wgt. Avg. CLTV:                                    85.72%

                GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                 INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                                         % of HE Contract
                                                  % of HE Contract                                          Sub-Pool by
                             Number of          Sub-Pool by Number of       Aggregate Principal        Outstanding Principal
State                        Contracts                Contracts             Balance Outstanding               Balance
------------------      ------------------    ------------------------   -------------------------   -------------------------
CA                              114                   13.24%                   $ 19,788,432.61                   17.70%
AZ                              107                   12.43%                     14,838,493.43                   13.27%
MD                               77                    8.94%                     12,984,916.79                   11.61%
WA                               50                    5.81%                      7,279,631.92                    6.51%
AL                               61                    7.08%                      6,146,461.10                    5.50%
Other*                          452                   52.50%                     50,789,896.85                   45.42%
                                ---                  ------                    ---------------                  ------

   Total/(1)/                   861                  100.00%                   $111,827,832.70                  100.00%
                                ===                  ======                    ===============                  ======

_______________
* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Contracts Outstanding Principal Balance.

     YEARS OF ORIGINATION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                    % of HE Contract Sub-
                                  Number of             Aggregate Principal          Pool  by Outstanding
Year of Origination               Contracts             Balance Outstanding          Principal Balance
----------------------         ------------------    -------------------------    --------------------------
  1994                                 28                  $  3,585,385.28                    3.21%
  1995                                 19                     2,403,820.86                    2.15%
  1996                                 10                     1,219,769.79                    1.09%
  1997                                601                    78,970,374.03                   70.62%
  1998                                203                    25,648,482.74                   22.94%
                                      ---                  ---------------                  ------

   Total                              861                  $111,827,832.70                  100.00%
                                      ===                  ===============                  ======

/(1)/ Percentages do not add to 100% due to rounding.

Recipients must read the statements printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

 DISTRIBUTION OF ORIGINAL INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT AMOUNTS

                                                                                             % of HE Contract
Original HE Contract                   Number of             Aggregate Principal           Sub-Pool by Outstanding
Amount (in Dollars)                    Contracts             Balance Outstanding             Principal Balance
------------------------------    --------------------   -------------------------      ----------------------------
     10,000  -    19,99                       2            $     37,323.38                        0.03%
     20,000  -    29,99                       7                 186,961.24                        0.17%
     30,000  -    39,99                      15                 533,470.45                        0.48%
     40,000  -    49,99                      29               1,307,608.47                        1.17%
     50,000  -    59,99                      32               1,773,145.52                        1.59%
     60,000  -    69,99                      58               3,743,556.23                        3.35%
     70,000  -    79,99                      55               4,091,923.21                        3.66%
     80,000  -    89,99                      51               4,294,999.52                        3.84%
     90,000  -    99,99                      62               5,840,021.71                        5.22%
    100,000  -   109,99                      58               6,065,218.69                        5.42%
    110,000  -   119,99                      65               7,426,211.77                        6.64%
    120,000  -   129,99                      67               8,335,222.75                        7.45%
    130,000  -   139,99                      44               5,942,163.58                        5.31%
    140,000  -   149,99                      57               8,165,514.26                        7.30%
    150,000  -   159,99                      31               4,777,459.09                        4.27%
    160,000  -   169,99                      41               6,760,394.93                        6.05%
    170,000  -   179,99                      24               4,174,326.81                        3.73%
    180,000  -   189,99                      22               4,039,011.70                        3.61%
    190,000  -   199,99                      19               3,694,255.37                        3.30%
    200,000  -   209,99                      13               2,657,135.72                        2.38%
    210,000  -   219,99                      25               5,342,865.03                        4.78%
    220,000  -   229,99                      13               2,922,752.85                        2.61%
    230,000  -   239,99                      12               2,796,798.74                        2.50%
    240,000  -   249,99                      12               2,931,897.44                        2.62%
    250,000  -   259,99                       8               2,037,427.27                        1.82%
    260,000  -   269,99                       9               2,382,694.62                        2.13%
    270,000  -   279,99                       2                 550,636.70                        0.49%
    280,000  -   289,99                       4               1,138,479.00                        1.02%
    290,000  -   299,99                       4               1,173,362.85                        1.05%
    300,000  -   309,99                       5               1,506,321.00                        1.35%
    310,000  -   319,99                       1                 316,617.73                        0.28%
    320,000  -   329,99                       2                 650,041.10                        0.58%
    330,000  -   339,99                       4               1,332,727.26                        1.19%
    340,000  -   349,99                       3               1,038,357.22                        0.93%
    350,000  -   359,99                       2                 699,292.47                        0.63%
    380,000  -   389,99                       2                 767,200.55                        0.69%
    390,000  -   399,99                       1                 394,436.47                        0.35%
                                              -                 ----------                        ----
Total/(1)/                                  861            $111,827,832.70                      100.00%
                                            ===            ===============                      ======

(1) Percentages do not add to 100% due to rounding.

Recipients must read the statements printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

 REMAINING MONTHS TO MATURITY OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                             % of HE Contract
                                           Number of             Aggregate Principal      Sub-Pool by Outstanding
Months Remaining                           Contracts             Balance Outstanding         Principal Balance
----------------------------------- ----------------------- --------------------------- ---------------------------
        151  -       180                         1                      137,000.00                 0.12%
        211  -       240                         1                       48,715.70                 0.04%
        301  -       330                        41                    5,276,276.64                 4.72%
        331  -       360                       818                  106,365,840.36                95.12%
        Total                                  861                 $111,827,832.70               100.00%
                                               ===                 ===============               ======

              INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT RATES

                                                                                        % of HE Contract
Range of HE Contracts by           Number of           Aggregate Principal           Sub-Pool by Outstanding
Contract Rates                     Contracts           Balance Outstanding              Principal Balance
------------------------------ ----------------- ----------------------------- --------------------------------
     6.001%  -      7.000%              8                $  1,107,397.14                      0.99%
     7.001%  -      8.000%            112                  17,964,355.10                     16.06%
     8.001%  -      9.000%            222                  30,631,414.24                     27.39%
     9.001%  -     10.000%            343                  43,288,807.46                     38.71%
    10.001%  -     11.000%            113                  13,153,433.48                     11.76%
    11.001%  -     12.000%             45                   4,371,969.39                      3.91%
    12.001%  -     13.000%             15                   1,149,043.69                      1.03%
    13.001%  -     14.000%              3                     161,412.20                      0.14%
                                      ---                ---------------                    ------
       Total(1)                       861                $111,827,832.70                    100.00%
                                      ===                ===============                    ======

        LIEN POSITION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                            % of HE Contract Sub-
                                             Number of            Aggregate Principal        Pool by Outstanding
                Lien                         Contracts            Balance Outstanding         Principal Balance
-------------------------------------  --------------------  --------------------------- ----------------------------
      First                                    859                 $111,587,081.40                  99.78%
      Second                                     2                      240,751.30                   0.22%
                                               ---                 ---------------                 ------
        Total                                  861                 $111,827,832.70                 100.00%
                                               ===                 ===============                 ======

 COMBINED LOAN-TO-VALUE RATIO OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                 % of HE Contract Sub-
                                          Number of     Aggregate Principal       Pool by Outstanding
Combined Loan-to-Value Ratio              Contracts     Balance Outstanding        Principal Balance
-----------------------------------  ----------------- ---------------------  ----------------------------
     30.01%  -    40.00%                       2          $    198,173.72                 0.18%
     40.01%  -    50.00%                       4               323,800.22                 0.29%
     50.01%  -    60.00%                       4               252,208.16                 0.23%
     60.01%  -    70.00%                      29             2,852,944.72                 2.55%
     70.01%  -    80.00%                     234            28,149,474.40                25.17%
     80.01%  -    90.00%                     495            67,324,117.22                60.20%
     90.01%  -   100.00%                      93            12,727,114.26                11.38%
                                             ---          ---------------               ------
       Total(1)                              861          $111,827,832.70               100.00%
                                             ===          ===============               ======

(1) Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

MONTH OF NEXT RATE ADJUSTMENT OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                              % of Adjustable Rate
                                           Number of             Aggregate Principal        Contracts by Outstanding
Month of Next Rate Adjustment              Contracts             Balance Outstanding           Principal Balance
-----------------------------------  ------------------- ------------------------------ -------------------------------
1998-03                                         21                 $  2,419,480.24                    2.16%
1998-04                                         17                    2,589,617.60                    2.32%
1998-05                                         32                    4,300,744.63                    3.85%
1998-06                                          7                      985,706.36                    0.88%
1998-07                                         19                    2,103,370.20                    1.88%
1998-08                                         18                    1,762,911.59                    1.58%
1998-11                                          1                      232,792.54                    0.21%
1998-12                                          7                    1,171,247.27                    1.05%
1999-01                                          2                      155,945.20                    0.14%
1999-05                                          1                      222,545.05                    0.20%
1999-06                                          2                      241,024.62                    0.22%
1999-07                                          9                    1,161,323.79                    1.04%
1999-08                                         23                    2,830,365.27                    2.53%
1999-09                                         28                    2,692,732.13                    2.41%
1999-10                                         54                    7,271,483.30                    6.50%
1999-11                                        160                   20,531,433.05                   18.36%
1999-12                                        245                   33,550,462.55                   30.00%
2000-01                                        155                   20,431,446.03                   18.27%
2000-02                                         49                    6,203,487.00                    5.55%
2000-03                                          1                      150,000.00                    0.13%
2000-11                                          2                      211,512.63                    0.19%
2000-12                                          3                      253,153.95                    0.23%
2001-12                                          2                      129,057.50                    0.12%
2002-01                                          1                       55,987.20                    0.05%
2002-10                                          1                       60,646.42                    0.05%
2009-07                                          1                      109,356.58                    0.10%
                                               ---                 ---------------                  ------
   Total (1)                                   861                 $111,827,832.70                  100.00%
                                               ===                 ===============                  ======

(1) Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement.
  If you have not received this statement, call your Lehman Brothers account executive for another copy.

 DISTRIBUTION OF GROSS MARGIN OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                                % of Adjustable Rate
                                  Number of           Aggregate Principal Balance             Contracts by Outstanding
Gross Margin (%)                  Contracts                   Outstanding                        Principal Balance
---------------------------  ------------------ -------------------------------------- ------------------------------------
  2.001%  -    4.000%                 17                     $  1,979,455.03                             1.77%
  4.001%  -    6.000%                445                       56,525,313.27                            50.55%
  6.001%  -    8.000%                390                       52,679,926.83                            47.11%
  8.001%  -   10.000%                  9                          643,137.57                             0.58%
                                     ---                     ---------------                           ------
   Total/(1)/                        861                     $111,827,832.70                           100.00%
                                     ===                     ===============                           ======

      MAXIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                                  % of Adjustable Rate
                                   Number of            Aggregate Principal Balance             Contracts by Outstanding
Maximum Loan Rate                  Contracts                    Outstanding                        Principal Balance
---------------------------  ------------------ --------------------------------------  ------------------------------------
    12.001%  -  14.000%               94                        $ 13,987,944.81                            12.51%
    14.001%  -  16.000%              599                          80,234,020.26                            71.75%
    16.001%  -  18.000%              153                          16,597,259.47                            14.84%
    18.001%  -  20.000%               15                           1,008,608.16                             0.90%
                                     ---                        ---------------                           ------
     Total/(1)/                      861                        $111,827,832.70                           100.00%
                                     ===                        ===============                           ======

      MINIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                                                                % of Adjustable Rate
                                 Number of                 Aggregate Principal                Contracts by Outstanding
Minimum Loan Rate                Contracts                 Balance Outstanding                    Principal Balance
---------------------------  ------------------ --------------------------------------  ------------------------------------
     2.001%  -   4.000%             2                       $    201,800.00                              0.18%
     4.001%  -   6.000%             4                            678,612.07                              0.61%
     6.001%  -   8.000%           130                         20,214,095.57                             18.08%
     8.001%  -  10.000%           558                         72,975,447.25                             65.26%
    10.001%  -  12.000%           151                         16,618,612.15                             14.86%
    12.001%  -  14.000%            16                          1,139,265.66                              1.02%
                                  ---                       ---------------                            ------
      Total/(1)/                  861                       $111,827,832.70                            100.00%
                                  ===                       ===============                            ======

(1) Percentages do not add to 100% due to rounding

Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         CPR PREPAYMENT SENSITIVITIES
                  FOR HOME IMPROVEMENT CONTRACT CERTIFICATES

                       50% of                75% of             100% of            125% of            150% of
                     Prepayment           Prepayment          Prepayment         Prepayment         Prepayment
                       Model*                Model*              Model*             Model*            Model*
                    WAL/Maturity          WAL/Maturity       WAL/Maturity       WAL/Maturity       WAL/Maturity
                   --------------         ------------       ------------       -------------      ------------
To Call
A - 1                1.27   10/00          0.94  02/00        0.75  09/99         0.62  06/99      0.53  04/99
A - 2                3.48   10/02          2.55  07/01        2.00  11/00         1.64  05/00      1.39  01/00
A - 3                5.16   03/04          3.83  08/02        3.00  09/01         2.43  01/01      2.04  07/00
A - 4                8.42   01/10          6.38  04/07        5.03  06/05         4.01  01/04      3.28  01/03
M - 1               13.18   01/12          9.84  04/08        7.66  12/05         6.17  06/04      5.08  05/03
M - 2               13.79   01/12         10.04  04/08        7.71  12/05         6.21  06/04      5.12  05/03
B - 1                7.73   09/09          5.89  02/07        4.71  05/05         4.38  06/04      4.10  05/03
B - 2               13.32   01/12          9.87  04/08        7.66  12/05         6.21  06/04      5.12  05/03

To Maturity
M - 1               13.59   04/14         10.66  02/11        8.57  08/08         6.98  10/06      5.74  04/05
M - 2               19.39   03/23         16.12  03/23       13.41  03/23        11.15  03/23      9.36  03/23
B - 1                7.73   09/09          5.89  02/07        4.71  05/05         4.38  08/04      4.15  01/04
B - 2               15.59   03/23         12.59  03/23       10.34  03/23         9.10  03/23      8.14  03/23

                         CPR PREPAYMENT SENSITIVITIES
                     FOR HOME EQUITY CONTRACT CERTIFICATES

                       50% of                75% of             100% of            125% of            150% of
                     Prepayment           Prepayment          Prepayment         Prepayment         Prepaymentel*
                       Model*                Model*              Model*             Model*            Model*
                    WAL/Maturity          WAL/Maturity       WAL/Maturity       WAL/Maturity       WAL/Maturity
                    -------------         ------------       -------------      ------------       ------------
To Call
A - 1A ARM            2.20  01/01          2.07  10/00         2.02  08/00       2.00  08/00        2.00  08/00
A - 1B ARM            5.55  05/11          3.62  06/07         2.56  02/05       1.90  07/03        1.44  05/02
A - 1                 1.69  07/01          1.24  07/00         1.00  01/00       0.85  09/99        0.75  07/99
A - 2                 3.71  05/02          2.61  02/01         2.02  06/00       1.66  01/00        1.42  10/99
A - 3                 6.23  03/07          4.12  02/04         3.00  04/02       2.37  04/01        1.98  09/00
A - 4                10.00  06/09          7.03  03/06         4.86  03/04       3.44  03/02        2.73  03/01
A - 5                 5.96  03/09          5.24  01/06         4.57  03/04       3.84  10/02        3.06  10/01
A - 6 IO              2.96  03/01          2.96  03/01         2.96  03/01       2.96  03/01        2.96  03/01
M - 1                13.71  01/12          9.89  04/08         7.50  12/05       5.89  06/04        4.71  05/03
M - 2                13.79  01/12         10.04  04/08         7.71  12/05       6.21  06/04        5.12  05/03
B - 1                 7.03  04/08          4.91  05/05         4.24  02/04       4.02  05/04        3.94  05/03
B - 2                13.02  01/12          9.41  04/08         7.49  12/05       6.21  06/04        5.12  05/03

To Maturity
M - 1                14.37  09/13         10.52  06/10         7.85  06/07       6.06  06/05        4.78  12/03
M - 2                17.77  08/25         14.43  08/25        11.42  08/25       9.10  08/25        7.33  05/25
B - 1                 7.03  04/08          4.91  05/05         4.24  02/04       4.02  05/04        3.96  10/03
B - 2                18.86  03/08         13.87  03/28        11.24  03/28       9.38  01/28        7.88  12/25

_______________
* The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 0.73% (precisely, 8/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%.

    Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.